SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – April 28, 2014

(Date of earliest event reported)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY	07962-2497
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Honeywell International Inc. (the “Company”) held its Annual Meeting of Shareowners on April 28, 2014. The following matters set forth in our Proxy Statement dated March 13, 2014, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

1.	The nominees listed below were elected directors with the respective votes set forth opposite their names:

	For	%	Against	%	Broker Non Votes
Gordon M. Bethune	601,581,530	96.96%	18,892,006	3.04%	78,499,647
Kevin Burke	615,504,750	99.20%	4,968,786	0.80%	78,499,647
Jaime Chico Pardo	604,057,153	97.35%	16,416,383	2.65%	78,499,647
David M. Cote	604,225,965	97.38%	16,247,571	2.62%	78,499,647
D. Scott Davis	613,303,558	98.84%	7,169,978	1.16%	78,499,647
Linnet F. Deily	567,394,298	91.45%	53,079,238	8.55%	78,499,647
Judd Gregg	608,395,875	98.05%	12,077,661	1.95%	78,499,647
Clive Hollick	608,950,998	98.14%	11,522,538	1.86%	78,499,647
Grace D. Lieblein	605,240,321	97.54%	15,233,215	2.46%	78,499,647
George Paz	608,238,006	98.03%	12,235,530	1.97%	78,499,647
Bradley T. Sheares	611,495,591	98.55%	8,977,945	1.45%	78,499,647
Robin L. Washington	614,144,785	98.98%	6,328,751	1.02%	78,499,647

2.	The shareowners approved the appointment of PricewaterhouseCoopers LLP as independent accountants for 2014. The voting results are set forth below :

For	%	Against	%	Abstain	%
689,557,791	98.65%	7,051,461	1.01%	2,363,931	0.34%

3.	The voting results on a non-binding advisory vote to approve the compensation of the Company’s named executive officers disclosed in the Company’s 2014 proxy statement are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
565,840,841	91.19%	43,397,130	6.99%	11,235,565	1.81%	78,499,647

4.	The shareowners did not approve the proposal regarding independent board chairman. The voting results are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
300,543,650	48.44%	317,257,762	51.13%	2,672,124	0.43%	78,499,647

5.	The shareowners did not approve the proposal regarding the right to act by written consent. The voting results are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
231,119,596	37.25%	385,727,836	62.17%	3,626,104	0.58%	78,499,647

6.	The shareowners did not approve the proposal regarding the elimination of accelerated vesting in a change in control. The voting results are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
176,379,377	28.43%	440,122,100	70.93%	3,972,059	0.64%	78,499,647

7.	The shareowners did not approve the proposal regarding political lobbying and contributions. The voting results are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
196,089,164	31.60%	320,860,560	51.71%	103,523,812	16.68%	78,499,647

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2014	HONEYWELL INTERNATIONAL INC.

	By:	/s/ Jeffrey N. Neuman
Jeffrey N. Neuman
Vice President, Corporate Secretary and Deputy General Counsel